UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 12, 2015

Twitter, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36164	20-8913779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1355 Market Street, Suite 900

San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 222-9670

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 13, 2015, in connection with the announcement of a restructuring described further below, Twitter, Inc. (the “Company”) announced that it expects revenue and adjusted EBITDA for the third quarter of 2015 to be at or above the high end of the previously forecasted ranges of $545 million to $560 million and $110 million to $115 million, respectively. The foregoing information is preliminary and subject to completion of the Company’s quarter-end financial reporting processes and review. More information about the Company’s financial performance in the third quarter of 2015 will be provided when the Company reports final results on October 27, 2015, after market close.

Non-GAAP Financial Measures

To supplement the Company’s financial information presented in accordance with generally accepted accounting principles in the United States, or GAAP, the Company considers certain financial measures that are not prepared in accordance with GAAP, including adjusted EBITDA. The Company defines adjusted EBITDA as net loss adjusted to exclude stock-based compensation expense, depreciation and amortization expense, interest and other expenses, net and provision (benefit) for income taxes.

The Company uses the non-GAAP financial measure of adjusted EBITDA in evaluating its operating results and for financial and operational decision-making purposes. The Company believes that adjusted EBITDA helps identify underlying trends in its business that could otherwise be masked by the effect of the expenses that the Company excludes in adjusted EBITDA. The Company also believes that adjusted EBITDA provides useful information about its operating results, enhance the overall understanding of the Company’s past performance and future prospects and allow for greater transparency with respect to key metrics used by the Company’s management in its financial and operational decision-making. The Company uses this measure to establish budgets and operational goals for managing its business and evaluating its performance. The Company is unable to reconcile adjusted EBITDA to net loss at this time as it is has not completed its financial reporting and review process for the third quarter of 2015.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly-titled measures presented by other companies.

The information furnished pursuant to Item 2.02 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On October 12, 2015, the Board of Directors of the Company approved a restructuring and reduction in force plan of up to 336 employees, constituting approximately 8% of the Company’s global workforce.  The restructuring is part of an overall plan to organize around the Company’s top product priorities and drive efficiencies throughout the Company.  The Company intends to reinvest savings in its most important priorities to drive growth.

The Company estimates it will incur approximately $10 million to $20 million of cash expenditures, substantially all of which will be severance costs. Total restructuring expenses are estimated at $5M to $15M, which is lower than cash restructuring costs due to a credit related to non-cash stock-based compensation expense reversals for unvested stock awards. The Company expects to recognize most of these pre-tax restructuring charges in the quarter ended December 31, 2015.

Item 7.01.Regulation FD Disclosure.

On October 13, 2015, the Company began notifying employees affected by the restructuring and communicated the changes to the entire Company with a letter from Jack Dorsey, CEO, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 on this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Letter from Jack Dorsey to Company Employees, dated October 13, 2015.

Forward Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”). Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. Forward-looking statements in this Form 8-K  include, but are not limited to, expectations regarding revenue and adjusted EBITDA for the third quarter of 2015, estimates of employee headcount reductions, cash expenditures that may be made by the Company in connection with the restructuring plan and intentions to reinvest savings. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could contribute to such differences include the Company’s ability to implement the restructuring in various jurisdictions; possible changes in the size and components of the expected costs and charges associated with the restructuring; risks associated with the Company’s ability to achieve the benefits of the restructuring; completion of quarter-end financial reporting processes and review and the risks more fully described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 filed with the Securities and Exchange Commission. The forward-looking statements in this Form 8-K are based on information available to the Company as of the date hereof, and Company disclaims any obligation to update any forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWITTER, INC.

By:	/s/ Vijaya Gadde
Vijaya Gadde
General Counsel & Secretary

Date:  October 13, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter from Jack Dorsey to Company Employees, dated October 13, 2015.